UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2010
ERP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	0-24920 (Commission File Number)	36-3894853 (I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 474-1300
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events
     ERP Operating Limited Partnership (the “Operating Partnership”) is re-issuing in an updated format its historical financial statements to satisfy SEC requirements as they relate to discontinued operations.
     The results of operations of the Operating Partnership’s consolidated properties that were sold during the first six months of 2010 were reported as a component of discontinued operations for each period presented (including the comparable period of the prior year) in the Operating Partnership’s second quarter 2010 quarterly report on Form 10-Q filed with the SEC on August 5, 2010. Under SEC requirements, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years shown in the Operating Partnership’s most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date.
     The aforementioned reclassification has no effect on the Operating Partnership’s previously reported net income, net income available to Units, funds from operations (“FFO”) or FFO available to Units.
     This report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of the Operating Partnership’s annual report on Form 10-K for the year ended December 31, 2009 to reclassify those properties sold during the first six months of 2010 as a component of discontinued operations for each period presented in the annual report. Exhibit 12 also reflects certain interim information for the six months ended June 30, 2010 and 2009, respectively. All other items of the Operating Partnership’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 9.01	Financial Statements and Exhibits

Exhibit
Number	Exhibit
12	Computation of Ratio of Earnings to Combined Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY RESIDENTIAL
ITS GENERAL PARTNER

Date: September 14, 2010	By:	/s/ Mark J. Parrell
	Name:	Mark J. Parrell
	Its:	Executive Vice President and
Chief Financial Officer

Date: September 14, 2010	By:	/s/ Ian S. Kaufman
	Name:	Ian S. Kaufman
	Its:	Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
12	Computation of Ratio of Earnings to Combined Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data

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